                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 28, 1998

                         IMPAC MORTGAGE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
                 (State or Other Jurisdiction of Incorporation)


       0-19861                                   33-0675505
(Commission File Number)            (I.R.S. Employer Identification No.)


                              20371 Irvine Avenue
                      Santa Ana Heights, California 92707
          (Address of Principal Executive Offices, Including Zip Code)


                                 (714) 556-0122
              (Registrant's Telephone Number, Including Area Code)



                    Imperial Credit Mortgage Holdings, Inc.
         (Former name or former address, if changed since last report.)
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Item 5.   Other Events
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          The Registrant, upon receiving the requisite number of shareholder votes on January 27, 1998, amended its charter and changed its name from Imperial Credit Mortgage Holdings, Inc. to Impac Mortgage Holdings, Inc. and deleted Article XIV to the Company's Bylaws and replaced it with a new Article XIV, as set forth in Exhibit 3.2(a) hereto.

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

          Exhibit 3.1(a) Articles of Amendment
          Exhibit 3.2(a) Amendment to Bylaws
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              IMPAC MORTGAGE HOLDINGS, INC.



Date: February 11, 1998       /s/ RICHARD J. JOHNSON
                              By:____________________________________________
                              Name: Richard J. Johnson
                              Title: Chief Financial Officer and Secretary
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                         IMPAC MORTGAGE HOLDINGS, INC.


                                 EXHIBIT INDEX

Exhibit No.              Description
-------------            -----------

3.1(a)                   Articles of Amendment
3.2(a)                   Amendment to Bylaws